Continuing Operations	6 Months Ended	12 Months Ended
	Jun. 30, 2017	Dec. 31, 2016
Notes
Continuing Operations

NOTE 5 - Continuing Operations

The Company has sustained losses and has negative cash flows from operating activities since its inception. However, the Company has raised significant equity capital and is currently developing new product lines to increase future revenues. On February 21, 2017, the Company closed an underwritten public offering of equity securities resulting in net proceeds of approximately $5.25 million, after deducting underwriting discounts and commissions and other offering expenses payable by the Company. As such, the Company believes it has adequate working capital and cash to fund operations through 2017.

NOTE 4 – Continuing Operations

The Company has sustained losses and has negative cash flows from operating activities since its inception. However, the Company has had increasing revenues in recent periods. In addition, the Company has raised significant equity capital and is currently securing new product lines to increase future revenues. On February 21, 2017, the Company closed an underwritten public offering of equity securities resulting in net proceeds of approximately $5.25 million, after deducting underwriting discounts and commissions and other offering expenses payable by the Company. As such, the Company believes it has adequate working capital and cash to fund operations through 2017, and has entered into significant revenue contracts that are expected to generate cash flow in the near term.